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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854
                                                --------

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 10, 1998
                                                         ---------------



                              CMI INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                              57-0836097
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(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


         1301 GERVAIS STREET, SUITE 920, COLUMBIA, SOUTH CAROLINA 29201
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
                                                            --------------


                                 NOT APPLICABLE
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         (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR, IF CHANGED
                               SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

      In a press release on August 10, 1998, CMI Industries, Inc. ("CMI") announced that it has terminated its tender offer for the outstanding 9 1/2% Senior Subordinated Notes due 2003 (tHE "Notes") issued by CMI. All notes that were tendered in the tender offer will be returned promptly to the respective holders thereof without any action required on the part of the holders.

         The press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b) Not Applicable.

     (c) Exhibits.

         99.1 Press Release of CMI Industries, Inc. dated August 10, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  August 10, 1998                          By: /s/ James A. Ovenden
                                                   -----------------------------
                                                   James A. Ovenden
                                                   Executive Vice President and
                                                   Chief Financial Officer


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